Warner Bros. Discovery Announces the Addition of Anton Levy to its Board of Directors New York – March 31, 2025 – Warner Bros. Discovery, Inc. (the “Company”) (Nasdaq: WBD) today announced that it intends to add Anton Levy as an independent director to the Company’s Board of Directors in connection with the 2025 Annual Meeting of Stockholders (the “Annual Meeting”). His addition follows a comprehensive search process led by the Nominating and Corporate Governance Committee. Anton Levy is currently an Advisory Director at General Atlantic and previously served as General Atlantic’s Co-President and Chairman of Global Technology. Anton has significant investing experience and an exceptional track record of value creation, having led many of General Atlantic’s most notable investments in leading technology companies, such as Airbnb, Alibaba Group, Crowdstrike, Facebook, Klarna AB, Mercado Libre, Slack, Snapchat, Squarespace and Uber. “We are pleased to welcome Anton to the Warner Bros. Discovery Board,” said Samuel A. Di Piazza, Jr., Chair of the Warner Bros. Discovery Board of Directors. “His addition is consistent with the commitment we announced in December to continue to enhance the board with industry experts with track records of value creation. We look forward to working with Anton as we continue to oversee the execution of Warner Bros. Discovery’s strategy to unlock value for shareholders. I also appreciate the engagement we have had from shareholders, including helpful input from John Petry, Managing Member of Sessa Capital, as part of that process.” “We are making meaningful progress to achieve our vision for Warner Bros. Discovery and harness the power of our unique, world-class assets to drive profitable growth,” said David Zaslav, President and Chief Executive Officer of Warner Bros. Discovery. “We continue to move forward with urgency to improve performance and position our businesses for success over the near- and long-term amid the evolving industry landscape. We are confident that Anton will add valuable perspectives as we continue to take steps to drive long-term value for shareholders.” The addition of Anton Levy is being made as part of Warner Bros. Discovery’s commitment to strong corporate governance and follows the appointments of independent directors Anthony Noto and Joey Levin to the Board in January 2025. Information about the Annual Meeting will be available in its proxy statement, which will be filed with the SEC in due course. ### About Anton Levy Anton Levy is currently an Advisory Director at General Atlantic, a leading global investor with more than $103 billion in assets under management. Mr. Levy began his career at General Atlantic in 1998 and has held a number of senior leadership roles, including serving as Co-President and Chairman of Global Technology until January 2025 and on the firm’s Investment, Portfolio and Executive Committees. He led many of General Atlantic’s most notable investments in technology companies, such Airbnb, Alibaba Group, Crowdstrike, Facebook, Klarna AB, Mercado Libre, Slack, Snapchat, Squarespace and Uber. He has been named to the Forbes Midas List of top investors each year from 2014 to 2024. Mr. Levy received a B.S. from the McIntire School of Commerce at the University of Virginia and an M.B.A. from the Columbia Business School. About Warner Bros. Discovery Warner Bros. Discovery is a leading global media and entertainment company that creates and distributes the world's most differentiated and complete portfolio of branded content across television, film, streaming and gaming. Available in more than 220 countries and territories and 50 languages, Warner Bros. Discovery inspires, informs and entertains audiences worldwide through its iconic brands and products including: Discovery Channel, Max, discovery+, CNN, DC, TNT Sports, Eurosport, HBO, HGTV, Food Network, OWN, Investigation Discovery, TLC, Magnolia Network, TNT, TBS, truTV, Travel Channel, MotorTrend, Animal Planet, Science Channel, Warner Bros. Motion Picture Group, Warner Bros. Television Group, Warner Bros. Pictures Animation, Warner Bros. Games, New Line Cinema, Cartoon Network, Adult Swim, Turner Classic Movies, Discovery en Español, Hogar de HGTV and others. For more information, please visit www.wbd.com. Cautionary Statement Concerning Forward-Looking Statements Information set forth in this communication contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, forecasts, and assumptions that involve risks and uncertainties and on information available to Warner Bros. Discovery as of the date hereof. The Company’s actual results could differ materially from those stated or implied due to risks and uncertainties associated with its business, which include the risk factors disclosed in the Company's filings with the U.S. Securities and Exchange Commission, including but not limited to the Company’s most recent Annual Report on Form 10-K and reports on Form 10-Q and Form 8-K. Forward-looking statements include statements regarding the Company’s expectations, beliefs, intentions or strategies regarding the future, and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “intend,” “may,” “should,” “will” and “would” or similar words. Forward-looking statements include, without limitation, statements regarding future financial and operating results, the Company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Warner Bros. Discovery expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Investor Contact: Investor.Relations@wbd.com 212-548-5882 Media Contact: Robert Gibbs Robert.Gibbs@wbd.com 347-268-3017 Megan Klein Megan.Klein@wbd.com Source: Warner Bros. Discovery, Inc.